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                         SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                     FORM 8 - K


                                   Current Report
                       Pursuant To Section 13 or 15(d) of the
                          Securities Exchange Act of 1934


          Date of report  (Date of earliest event reported) :  May 3, 1999


                                CALPROP CORPORATION
               (Exact name of registrant as specified in its charter)


        California                        1-6844                  95-4044835
-------------------------------   ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)

13160 Mindanao Way, Suite 180, Marina Del Rey, California              90292
--------------------------------------------------------------       ----------
      (Address of principal executive offices)                       (Zip Code)


   (Registrant's telephone number, including area code)  (310) 306-4314
                                                         -----------------

                                 Not Applicable
              (Former name, former address and former fiscal year,
                         if changed since last report.)

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ITEM 5.   OTHER EVENTS.

     On May 3, 1999, Calprop Corporation issued a press release announcing its results of operations for the quarter ended March 31, 1999 and discussing certain other matters. The press release is filed as an exhibit hereto.

ITEM 7.   EXHIBITS.

     The following exhibits are filed with this current report on Form 8 - K:

     EXHIBIT NO.                  DESCRIPTION
     -----------                  -----------
        99          Press Release dated May 3, 1999 issued by Calprop
                    Corporation


                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


               CALPROP CORPORATION

           By:  /s/ Mark F. Spiro
               ----------------------------------------
               Mark F. Spiro
               Vice President/Secretary/Treasurer
               (Chief Financial and Accounting Officer)
               May 3, 1999

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